EXHIBIT 10.3
THIS EXHIBIT 10.3 INCLUDES CERTAIN IDENTIFIED INFORMATION THAT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL. WHERE INFORMATION HAS BEEN REDACTED, IT HAS BEEN SO INDICATED BY A “[***]”.

CHANGE ORDER 1

EQUIPMENT SUPPLY CONTRACT

SUPPLY AND DELIVERY OF POWER PLANT EQUIPMENT AND TECHNICAL ASSISTANCE FOR INSTALLATION AND COMMISSIONING
DATED JUNE 22, 2026

BETWEEN

LIBERTY ADVANCED EQUIPMENT TECHNOLOGIES LLC

AND

WÄRTSILÄ NORTH AMERICA, INC.

This Change Order 1 to the Equipment Supply Contract is executed on August 27, 2026 on the following terms (herein referred to as the “Agreement”) by and between:

(1)LIBERTY ADVANCED EQUIPMENT TECHOLOGIES LLC, a company incorporated under the laws of Texas USA, with offices located at 950 17th Street, Suite 2400, Denver, Colorado 80202 (“Buyer”);

(2)WÄRTSILÄ NORTH AMERICA, INC, a company incorporated under the laws of Maryland, USA, with offices at 11710 N. Gessner Rd., Suite A, Houston, Texas 77064 (“Supplier”).

Singularly referred to as the “Party” and collectively referred to as the “Parties”.

WHEREAS

(A) The Parties have on June 22, 2026 entered into Equipment Supply Contract (“Contract”).

(B) Pursuant to Section 3.1 of the Contract, the final price shall be adjusted in accordance with the EUR/USD exchange rate as published by the European Central Bank on the Starting Date of the Contract. The Contract Price shall be subject to adjustment pursuant to Article 8 (Change Orders). The Contract Price was calculated with EUR/USD exchange rate of 1.1456 as published by the European Central Bank on June 22, 2026.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and intending to be legally bound, the Parties hereto agree the following:

Article 1    Definitions and Documents included

1.1.Defined terms and capitalised words not defined in this Agreement shall have the meaning set forth in the Contract.

1.2.The Agreement consists of this document.

Article 2    Scope of Agreement

2.1 Buyer and Supplier agree to make the following adjustments:

(a) Equipment Supply Contract
The first two sentences of Section 3.1 “Contract Price” of Article 3 are hereby deleted in their entirety and replaced with the following language: “The total price for all Equipment and Services shall be $331,227,090.00 USD (such amount, as it may from time to time be adjusted pursuant to the terms of this Agreement, the “Contract Price”).” The Contract Price is calculated with EUR/USD exchange rate of 1.1404 as published by the European Central Bank on July 8, 2026.

Article 3    Price, Payment and Delivery Terms

3.1    The total price for the Change Order is: $ -1,354,459.00 USD

3.2    Change Order price will be deducted from payment schedule as below

			Updated Contract Amount	Original Contract Amount
Milestone Payment	Milestone description	%	hedged 07.07.2026 (USD)	22.06.2026 (USD)	Payment Milestone +/- (USD)
1	Down Payment	[***]	[***]	[***]	[***]
2	Procurement of major equipment -Engines -Generators	[***]	[***]	[***]	[***]
3	Procurement of major equipment -SCR -Control System - Cooling System Radiators - Compressed air system	[***]	[***]	[***]	[***]
4	Detailed engineering Part-1 Engineering Submission- Wartsila Scope specific	[***]	[***]	[***]	[***]
5	[***] Engine PCT report	[***]	[***]	[***]	[***]
6	[***] Engine PCT report	[***]	[***]	[***]	[***]
7	[***] Engine PCT report	[***]	[***]	[***]	[***]
8	[***] Engine PCT report	[***]	[***]	[***]	[***]
9	Gensets on foundation Pro rata, for each Block of [***] X Gensets	[***]	[***]	[***]	[***]
10	Payment upon presentation of the Performance test completion certificate (PTCC) Pro rata, for each Block of [***] X Gensets	[***]	[***]	[***]	[***]

		100.00%	331,227,090.00	332,581,549.00	-1,354,459.00

Article 4 Final Provisions

4.1 This Agreement may be amended or varied only in writing and duly executed by the authorized representatives of the Parties.

4.2 This Agreement shall become binding in its entirety on the date first written above.

4.3 Any and all terms and conditions of the Contract, which are not expressly amended by this Agreement, shall be valid and applicable also to this Agreement.

AGREED BY:

On Buyer’s behalf:	On Supplier’s behalf
/s/ Greg McKee	/s/ Pekka Mustonen
Name: Greg McKee	Name: Pekka Mustonen